SCHEDULE A

                    MAXIMUM ANNUAL OPERATING EXPENSE LIMITS

This Agreement relates to the following Funds of the Trust:

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
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                                                                                MAXIMUM ANNUAL OPERATING           INITIAL TERM
    NAME OF FUND                                SHARE CLASS                         EXPENSE LIMIT                    END DATE
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Frost Growth Equity Fund                        Class A Shares                          1.50%                    November 30, 2014
                                                ------------------------------------------------------------------------------------
                                                Institutional Class Shares              1.25%                    November 30, 2014
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Frost Value Equity Fund                         Class A Shares                          1.50%                    November 30, 2014
                                                ------------------------------------------------------------------------------------
                                                Institutional Class Shares              1.25%                    November 30, 2014
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Frost Kempner Multi-Cap Deep Value Equity Fund  Class A Shares                          1.30%                    November 30, 2014
                                                ------------------------------------------------------------------------------------
                                                Institutional Class Shares              1.05%                    November 30, 2014
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Frost Mid Cap Equity Fund                       Class A Shares                          1.80%                    November 30, 2014
                                                ------------------------------------------------------------------------------------
                                                Institutional Class Shares              1.55%                    November 30, 2014
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Frost Small Cap Equity Fund                     Class A Shares                          1.80%                    November 30, 2014
                                                ------------------------------------------------------------------------------------
                                                Institutional Class Shares              1.55%                    November 30, 2014
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Frost International Equity Fund                 Class A Shares                          1.70%                    November 30, 2014
                                                ------------------------------------------------------------------------------------
                                                Institutional Class Shares              1.45%                    November 30, 2014
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Frost Natural Resources Fund                    Class A Shares                          2.00%                    November 30, 2014
                                                ------------------------------------------------------------------------------------
                                                Institutional Class Shares              1.75%                    November 30, 2014
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Frost Total Return Bond Fund                    Class A Shares                          1.20%                    November 30, 2014
                                                ------------------------------------------------------------------------------------
                                                Institutional Class Shares              0.95%                    November 30, 2014
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Frost Credit Fund                               Class A Shares                          1.25%                    November 30, 2014
                                                ------------------------------------------------------------------------------------
                                                Institutional Class Shares              1.00%                    November 30, 2014
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Frost Low Duration Bond Fund                    Class A Shares                          1.20%                    November 30, 2014
                                                ------------------------------------------------------------------------------------
                                                Institutional Class Shares              0.95%                    November 30, 2014
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Frost Kempner Treasury and Income Fund          Class A Shares                          1.30%                    November  30, 2014
                                                ------------------------------------------------------------------------------------
                                                Institutional Class Shares              1.05%                    November 30, 2014
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Frost Conservative Asset Allocation Fund        Class A Shares                          1.60%                    November 30, 2015
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Frost Moderate Asset Allocation Fund            Class A Shares                          1.60%                    November 30, 2015
                                                ------------------------------------------------------------------------------------
                                                Institutional Shares                    1.35%                    November 30, 2015
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Frost Aggressive Asset Allocation Fund          Class A Shares                          1.60%                    November 30, 2015
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                                                                                               Acknowledged and Accepted by:

                                                                                               Frost Investment Advisors, LLC


                                                                                               By: /s/ Tom L. Stringfellow
                                                                                               -----------------------------------
                                                                                               Name:  Tom L. Stringfellow
                                                                                               Title: President


                                                                                               The Advisors' Inner Circle Fund II

                                                                                               By: /s/ Dianne M. Descoteaux
                                                                                               -----------------------------------
                                                                                               Name:  Dianne M. Descoteaux
                                                                                               Title: Vice President and Secretary

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